EXHIBIT 10.31

















                    GIANT INDUSTRIES, INC.

                   1998 PHANTOM STOCK PLAN

                     GIANT INDUSTRIES, INC.
                    1998 PHANTOM STOCK PLAN

SECTION 1.     GENERAL PURPOSE OF PLAN; DEFINITIONS.

          The name of this plan is the Giant Industries, Inc. 1998 Phantom Stock Plan (the "Plan"). The Plan was adopted by the Board of Giant Industries, Inc. (the "Company") on December 11, 1997 to become effective on January 30, 1998. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)     "BOARD" means the Board of Directors of the Company.

          (b) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (c) "COMMITTEE" means the Compensation Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan.

          (d) "COMPANY" means Giant Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

          (e) "DISABILITY" means permanent and total disability as determined under the Company's disability program.

          (f)     "EFFECTIVE DATE" shall mean the date provided in
Section 10.

          (g) "ELIGIBLE EMPLOYEE" means an employee of the Company or any Subsidiary eligible to participate in the Plan pursuant to
Section 4.

          (h) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Committee and subject to such limitations as the Committee may impose,
(A) the closing sale price of the Stock on such date as reported in the Midwestern Edition of the Wall Street Journal Composite Tape or
(B) the average on such date of the closing price of the Stock on each day on which the Stock is traded over a period of up to 20 trading days immediately prior to such date.

          (i) "NONEMPLOYEE DIRECTOR" means a member of the Board who: (i) is not at the time in question an officer or employee of the Company or any Subsidiary, (ii) has not received compensation for serving as a consultant or in any other non-director capacity or had an interest in any transaction with the Company or any Subsidiary that would exceed the $60,000 threshold for which disclosure would be required under Item 404(a) of Regulation S-K, or (iii) has not been engaged through another party in a business relationship with the Company or any Subsidiary that would be disclosable under Item 404(b) of Regulation S-K.

          (j) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (k) "PARTICIPANT" means any Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 2 below, to receive grants of Phantom Stock.

          (l) "PHANTOM STOCK" means the right pursuant to an award granted under Section 5 below to receive an amount equal to the difference between (i) the Fair Market Value, as of the date such Phantom Stock or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (ii) the aggregate exercise price of such right or such portion thereof, together with all dividends attributable to the Phantom Stock during the period from grant until exercise. Each Phantom Stock unit shall be equivalent to one share of Stock.

          (m) "RETIREMENT" means retirement from active employment with the Company or any Subsidiary on or after the retirement date specified in the applicable Company pension plan.

          (n) "STOCK" means the common stock, $.01 par value, of the Company.

          (o) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.     ADMINISTRATION.

          The Plan shall be administered by the Board or by a Committee of not less than two Nonemployee Directors who shall be appointed by the Board and who shall serve at the pleasure of the Board. For purposes of this Plan, the terms "Committee" and "Board" are used interchangeably.

          The Committee shall have the power and authority to grant Phantom Stock to Eligible Employees, pursuant to the terms of the Plan.

          In particular, the Committee shall have the authority:

          (a) To select those employees of the Company who are Eligible Employees;

          (b) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder; and

          (c) To determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Phantom Stock units.

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

          All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3.     PHANTOM STOCK SUBJECT TO THE PLAN.

          The total number of Phantom Stock units reserved and available for issuance under the Plan shall be 250,000.

          To the extent that a Phantom Stock unit expires, is forfeited or is otherwise terminated without being exercised, such Phantom Stock unit shall again be available for issuance in connection with future awards under the Plan.

          In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of Phantom Stock units reserved for issuance under the Plan, and (ii) the exercise price of the Phantom Stock units granted under the Plan as may be determined by the Committee, in its sole discretion, provided that the Phantom Stock units subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion.

SECTION 4.     ELIGIBILITY.

          Officers and other key employees of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries shall be eligible to be granted Phantom Stock hereunder. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Employees recommended by the senior management of the Company, and the Committee shall determine, in its sole discretion, the number of Phantom Stock units awarded.

SECTION 5.     PHANTOM STOCK AWARDS.

          (a) TERMS AND CONDITIONS. Awards of Phantom Stock shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

               (i) EXERCISE; VESTING. Phantom Stock shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that Phantom Stock shall not be exercisable during the first six months after grant, except that this limitation shall not apply in the event of death or Disability of the recipient of the Phantom Stock prior to the expiration of the six-month period. The Committee is empowered to establish vesting requirements, if any, with each grant.

               (ii) TERM. The term of each Phantom Stock unit shall be fixed by the Committee, but no Phantom Stock unit shall be exercisable more than ten years after the date such unit is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting powers of all classes of stock of the Company or any Parent Corporation or Subsidiary and Phantom Stock is granted to such employee, the term of such unit (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

               (iii) VALUE OF UNITS. Upon the exercise of a Phantom Stock unit, a recipient shall be entitled to receive up to, but not more than, an amount in cash (or at the election of the Committee shares of Stock or any combination of cash or shares of Stock) equal in value to the sum of (A) the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the Phantom Stock award, and (B) all dividends attributable to one share of Stock during the period from grant until exercise, which sum shall be multiplied by the number of shares in respect to which the Phantom Stock unit is being exercised, with the Committee having the right to determine the form of payment.

               (iv) TERMINATION BY DEATH. If an employee's employment with the Company or any Subsidiary terminates by reason of death, the Phantom Stock may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the employee under the will of the employee, for a period of one year (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of such Phantom Stock unit, whichever period is shorter.

               (v) TERMINATION BY REASON OF DISABILITY. If an employee's employment with the Company or any Subsidiary terminates by reason of Disability, any Phantom Stock held by such employee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Committee shall determine at the time of grant), for a period of one year (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Phantom Stock unit, whichever period is shorter; provided, however, that, if the employee dies within such one-year period (or such shorter period as the Committee shall specify at grant) and prior to the expiration of the stated term of such Phantom Stock unit, any unexercised Phantom Stock unit held by such employee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Committee shall specify at grant) from the time of death or until the expiration of the stated term of such Phantom Stock unit, whichever period is shorter.

               (vi) RETIREMENT OR OTHER TERMINATION. Except as otherwise provided in this paragraph, unless otherwise determined by the Committee, if an employee's employment with the Company or any Subsidiary terminates as a result of Retirement or for any reason other than death or Disability, the Phantom Stock may be exercised until the earlier to occur of (A) three months from the date of such termination or Retirement, or (B) the expiration of such Phantom Stock unit term.

          (b) ESTABLISHMENT OF ACCOUNTS. Phantom Stock units granted under this Plan will be credited to a memorandum account maintained by the Company in the name of the recipient as of the date of grant. The account will be credited quarterly with an amount determined by multiplying the number of Phantom Stock units credited to each account by the per-share dividend (if any) paid during the quarter by the Company on the Stock.

SECTION 6.     AMENDMENT AND TERMINATION.

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of the Participant under any award theretofore granted without such Participant's consent. The Committee may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent. The approval of the stockholders shall not be required for any amendment, alteration or discontinuation of this Plan unless specifically required by law or by the rules and regulations of the New York Stock Exchange.

SECTION 7.     UNFUNDED STATUS OF PLAN.

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 8.     CHANGE OF CONTROL.

          The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (b) of this Section 8:

          (a) CONSEQUENCES OF CHANGE OF CONTROL. In the event of a "Change of Control," unless otherwise determined by the Committee or the Board in writing at or after grant, but prior to the occurrence of such Change in Control:

               (i) all Phantom Stock units outstanding shall become fully exercisable and vested; and

               (ii) the value of all outstanding Phantom Stock units shall, to the extent determined by the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 8) as of the date the Change of Control occurs or such other date as the Committee may determine prior to the Change of Control.

          (b) DEFINITION OF "CHANGE OF CONTROL". For purposes of paragraph (a) of this Section 8, a "Change of Control" shall be deemed to have occurred if:

               (i)     any "person," as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; or James E. Acridge, his wife or widow, his lineal descendants and his heirs, devisees and donees, and trusts created by him, inter vivos or by will, for the benefit of such persons or for the benefit of charitable or educational institutions), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a "Change of Control" of the Company; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c) DEFINITION OF "CHANGE OF CONTROL PRICE". For purposes of this Section 8, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company, or (ii) the highest price per share paid in any transaction reported on the exchange on which the Stock is traded, at any time during the preceding 60-day period as determined by the Committee.

SECTION 9.     GENERAL PROVISIONS.

          (a) LEGENDS. All certificates for shares of Stock, if any, delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) OTHER PLANS; NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

          (c) TAXES. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (d) INDEMNIFICATION. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (e) RULE 16B-3 COMPLIANCE. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or action by the Committee or Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or Board.

          (f) DELEGATION. The Committee or Board may delegate to an officer of the Corporation the authority to make decisions pursuant to this Plan provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the 1934 Act. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

SECTION 10.     EFFECTIVE DATE OF PLAN.

          The Plan becomes effective on January 30, 1998.

SECTION 11.     TERM OF PLAN.

          No Phantom Stock shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards previously granted may extend beyond that date.

                            COMPENSATION COMMITTEE

                            /s/ Richard T. Kalen, Jr.
                            _____________________________
                            Richard T. Kalen, Jr.
                            Chairman